                                                                    EXHIBIT 99.2

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                OF SALEM HOLDING

     The following unaudited pro forma condensed consolidated financial statements of Salem Holding give effect to the Dividend, the accrued interest income and expense relating to the November 30, 2000 loan of $48.3 million from Salem Holding to Parent, proceeds of $2.8 million from the Settlement and use of such proceeds to repay borrowings under Salem Holding's credit facility, and the proposed financing, including the application of the net proceeds therefrom. The Dividend and loan to Parent transactions have no impact on the Parent's financial statements since these transactions are eliminated by consolidation.

     Prior to the closing of the proposed financing, Salem Holding will effect the Dividend. The Dividend will be accounted for as an exchange of assets among entities under common control and accordingly, the assets exchanged are recorded at their historical cost in a manner similar to the pooling of interest method of accounting.

     On June 1, 2001, Salem Radio Properties, Inc., a wholly owned subsidiary of Salem Holding, entered into an agreement with the Port of Seattle to settle the Port of Seattle's Petition in Eminent Domain seeking condemnation of the property rights used in the operation of radio station KKOL-AM, Seattle, Washington. Pursuant to the settlement agreement, Salem Radio Properties, Inc. will be paid approximately $2.8 million as just compensation for the property rights taken by the Port of Seattle and must surrender the property rights on or before December 31, 2001. Salem Holding does not anticipate that the Settlement will have a significant impact the operations of KKOL-AM. Salem Holding intends to use the $2.8 million from the settlement to repay borrowings under its credit facility.

     The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the Dividend, proceeds of $2.8 million from the Settlement and use of such proceeds to reduce Salem Holding's debt, and this offering, including the application of the net proceeds therefrom, as if they occurred at March 31, 2001.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 give effect to the Dividend, the interest income and expense related to the loan to Parent, proceeds of $2.8 million from the Settlement and use of such proceeds to reduce Salem Holding's debt, and the proposed financing, including the application of the net proceeds therefrom, as if these transactions had occurred as of January 1, 2000.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Parent and Salem Holding. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had these transactions occurred on the dates indicated nor are they necessarily indicative of future operating results.

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
                                                                         AS OF MARCH 31, 2001
                                          -----------------------------------------------------------------------------------
                                                       DIVIDEND      PRO FORMA FOR   SETTLEMENT     OFFERING
                                           ACTUAL    ADJUSTMENT(1)     DIVIDEND      ADJUSTMENTS   ADJUSTMENTS     PRO FORMA
                                          --------   -------------   -------------   -----------   -----------    -----------
BALANCE SHEET:
Current assets:
  Cash and equivalents..................  $  2,674     $   (427)       $  2,247        $ 2,758(2)   $      --      $  2,247
                                                                                        (2,758)(2)
  Accounts receivable...................    21,505       (1,620)         19,885             --             --        19,885
  Other receivables.....................     1,032         (427)            605             --             --           605
  Prepaid expenses......................     1,989         (335)          1,654             --             --         1,654
  Due from stockholders.................       450           --             450             --             --           450
  Deferred income taxes.................       170         (170)             --             --             --            --
                                          --------     --------        --------        -------      ---------      --------
Total current assets....................    27,820       (2,979)         24,841             --             --        24,841
Property, plant, equipment and software,
  net...................................    74,142       (2,164)         71,978             --             --        71,978
Intangible assets, net..................   255,810       (7,197)        248,613             --             --       248,613
Bond issue costs........................     2,307           --           2,307             --          4,500(3)      6,807
Deferred income taxes...................     7,912         (282)          7,630         (1,103)(4)         --         6,527
Other assets............................    60,469          865          61,334             --             --        61,334
                                          --------     --------        --------        -------      ---------      --------
Total assets............................  $428,460     $(11,757)       $416,703        $(1,103)     $   4,500      $420,100
                                          ========     ========        ========        =======      =========      ========
Current liabilities:
  Accounts payable and accrued
    expenses............................  $  5,908     $   (889)       $  5,019        $    --      $      --      $  5,019
  Accrued compensation and other........     3,565         (272)          3,293             --             --         3,293
  Accrued interest......................     7,847           --           7,847             --             --         7,847
  Deferred subscription revenue.........     1,529       (1,529)             --             --             --            --
  Income taxes..........................        74           --              74             --             --            74
  Capital lease obligations.............        74          (74)             --             --             --            --
                                          --------     --------        --------        -------      ---------      --------
Total current liabilities...............    18,997       (2,764)         16,233             --             --        16,233
Long-term debt..........................   287,050           --         287,050         (2,758)(2)    150,000(3)    288,792
                                                                             --             --       (145,500)(3)
Other liabilities.......................     1,361       (1,612)           (251)            --             --          (251)
Stockholder's equity....................   121,052       (7,381)        113,671          1,655(4)          --       115,326
                                          --------     --------        --------        -------      ---------      --------
Total liabilities and stockholder's
  equity................................  $428,460     $(11,757)       $416,703        $(1,103)     $   4,500      $420,100
                                          ========     ========        ========        =======      =========      ========

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
                                                                  YEAR ENDED DECEMBER 31, 2000
                                     ---------------------------------------------------------------------------------------
                                                                                                    SETTLEMENT
                                                                                        LOAN            AND
                                                       DIVIDEND      PRO FORMA FOR    TO PARENT      OFFERING
                                        ACTUAL       ADJUSTMENT(1)     DIVIDEND      ADJUSTMENTS    ADJUSTMENTS    PRO FORMA
                                     -------------   -------------   -------------   -----------    -----------    ---------
                                                                     (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS:
Net broadcasting revenue...........    $107,786        $    450(5)     $108,236        $    --        $    --      $108,236
Other media revenue................       7,916          (7,916)             --             --             --            --
                                       --------        --------        --------        -------        -------      --------
Total revenue......................     115,702          (7,466)        108,236             --             --       108,236
Operating expenses:
  Broadcasting operating
    expenses.......................      60,121              --          60,121             --             --        60,121
  Other media operating expenses...      14,863         (14,863)             --             --             --            --
  Corporate expenses...............      10,457            (712)(6)       9,745             --             --         9,745
  Depreciation and amortization....      23,243          (2,490)         20,753             --             --        20,753
                                       --------        --------        --------        -------        -------      --------
Total operating expenses...........     108,684         (18,065)         90,619             --             --        90,619
                                       --------        --------        --------        -------        -------      --------
Operating income (loss)............       7,018          10,599          17,617             --             --        17,617
  Interest income..................         504             (86)            418             --             --           418
  Interest income from related
    parties........................       1,249              --           1,249          6,485(7)                     7,734
  Gain (loss) on sale of assets....         773           3,481           4,254             --             --         4,254
  Gain on sale of assets to related
    party..........................      28,794              --          28,794             --             --        28,794
  Interest expense.................     (15,572)             66         (15,506)        (3,911)(8)        263(9)    (23,875)
                                                                                                       (4,721)(10)
  Other income (expense), net......        (856)            (38)           (894)            --             --          (894)
                                       --------        --------        --------        -------        -------      --------
Total other income (expense).......      14,892           3,423          18,315          2,574         (4,458)       16,431
                                       --------        --------        --------        -------        -------      --------
Income (loss) before income
  taxes............................      21,910          14,022          35,932          2,574         (4,458)       34,048
Provision (benefit) for income
  taxes............................       8,249           5,609          13,858          1,030(11)     (1,783)(11)   13,105
                                       --------        --------        --------        -------        -------      --------
Net income (loss)..................    $ 13,661        $  8,413        $ 22,074        $ 1,544        $(2,675)     $ 20,943
                                       ========        ========        ========        =======        =======      ========

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
                                                                        THREE MONTHS ENDED MARCH 31, 2001
                                                       -------------------------------------------------------------------
                                                                                                  SETTLEMENT
                                                                                                      AND
                                                                    DIVIDEND      PRO FORMA FOR    OFFERING
                                                        ACTUAL    ADJUSTMENT(1)     DIVIDEND      ADJUSTMENTS    PRO FORMA
                                                       --------   -------------   -------------   -----------    ---------
                                                                             (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS:
Net broadcasting revenue.............................  $ 29,724     $     --        $ 29,724        $    --      $ 29,724
Other media revenue..................................     1,965       (1,965)             --             --            --
                                                       --------     --------        --------        -------      --------
Total revenue........................................    31,689       (1,965)         29,724             --        29,724
Operating expenses:
  Broadcasting operating expenses....................    19,556           --          19,556             --        19,556
  Other media operating expenses.....................     2,536       (2,536)             --             --            --
  Corporate expenses.................................     3,847         (177)(6)       3,670             --         3,670
  Depreciation and amortization......................     6,964         (572)          6,392             --         6,392
                                                       --------     --------        --------        -------      --------
Total operating expenses.............................    32,903       (3,285)         29,618             --        29,618
                                                       --------     --------        --------        -------      --------
Operating income (loss)..............................    (1,214)       1,320             106             --           106
  Interest income....................................        85          (48)             37             --            37
  Interest income from related parties...............     1,986           --           1,986             --         1,986
  Gain (loss) on sale of assets......................        (8)          --              (8)            --            (8)
  Gain on sale of assets to related party............        --           --              --             --            --
  Interest expense...................................    (6,467)          --          (6,467)            57(9)     (6,973)
                                                                                                       (563)(10)
  Other income (expense), net........................       (42)          34              (8)            --            (8)
                                                       --------     --------        --------        -------      --------
Total other income (expense).........................    (4,446)         (14)         (4,460)          (506)       (4,966)
                                                       --------     --------        --------        -------      --------
Income (loss) before income taxes....................    (5,660)       1,306          (4,354)          (506)       (4,860)
Provision (benefit) for income taxes.................    (2,012)         522          (1,490)          (202)(11)   (1,692)
                                                       --------     --------        --------        -------      --------
Net income (loss)....................................  $ (3,648)    $    784        $ (2,864)       $  (304)     $ (3,168)
                                                       ========     ========        ========        =======      ========

------------------------------
 (1) Represents the adjustment to remove the revenues, operating expenses, other income and expense and the related tax effects and the assets, liabilities and net equity of OnePlace and CCM for the applicable period.

 (2) Represents the receipt of the proceeds from the Settlement and use of the proceeds therefrom to repay debt under the credit facility.

 (3) Represents the proposed financing, repayment of $145.5 million of borrowings under Salem Holding's credit facility and $4.5 million in estimated expenses related to the proposed financing.

 (4) Represents the recording of deferred tax effects associated with the gain on the Settlement and the related increase to retained earnings for the gain, net of income tax effect.

 (5) Represents revenue for the sale of advertising to OnePlace that was previously eliminated in consolidation.

 (6) Represents adjustment to reflect intercompany charge to OnePlace and CCM for management costs incurred on behalf of OnePlace and CCM based upon management's estimate of such costs and anticipated future charges for such management services as a result of the Dividend.

 (7) Reflects additional interest income on the $48.3 million promissory note from Parent, based on the interest rate of 15.8%, as if the promissory note was executed at January 1, 2000.

 (8) Reflects additional interest expense on Salem Holding's borrowing of $48.3 million under its credit facility to fund the loan to Parent, based on a weighted average borrowing rate of approximately 9.5% as if the borrowing occurred as of January 1, 2000.

 (9) Represents the reduction of interest expense resulting from the use of the proceeds from the Settlement to repay debt under the credit facility based on a weighted average interest rate of 9.5% for the year ended December 31, 2000 and 8.4% for the three months ended March 31, 2001.

(10) Represents the incremental interest expense assuming the issuance of $150.0 million of notes under the proposed financing and the application of the proceeds therefrom to pay down $145.5 million of borrowings under Salem Holding's credit facility occurred as of January 1, 2000. The amount for the year ended December 31, 2000 is net of the interest expense per footnote 8 to avoid duplication since the $48.3 million would not have been borrowed had the $150 million from the proposed financing been received.

(11) Represents tax effect of incremental interest expense described in footnotes 9 and 10 above and the tax effects of adjustments described in footnotes 7 and 8 above for the loan to Parent transaction.